                                                                   Exhibit 10.06



APPENDIX A TO CFTC RULE 1.55(C)

         This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

FUTURES

1.  EFFECT OF "LEVERAGE" OR "GEARING"

         Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are "leveraged" or "geared." A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit; this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2.  RISK-REDUCING ORDERS OR STRATEGIES

         The placing of certain orders (e.g., "stop-loss" orders, where permitted under local law, or "stop-limit" orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as "spread" and "straddle" positions may be as risky as taking simple "long" or "short" positions.

OPTIONS

3.  VARIABLE DEGREE OF RISK

         Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e., put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

         The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs. If you are contemplating purchasing deep-out-of-the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

         Selling ("writing" or "granting") an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is "covered" by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

         Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

ADDITIONAL RISKS COMMON TO FUTURES AND OPTIONS

4.  TERMS AND CONDITIONS OF CONTRACTS

         You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g., the circumstances under which you may become obligated to make or take delivery of
                                       -2-
the underlying interest of a futures contract and, in respect of options, expiration dates and restrictions on time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5.  SUSPENSION OR RESTRICTION OF TRADING AND PRICING RELATIONSHIPS

         Market conditions (e.g., illiquidity) and/or the operation of the rules of certain markets (e.g., the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

         Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6.  DEPOSITED CASH AND PROPERTY

         You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be prorated in the same manner as cash for purposes of distribution in the event of a shortfall.

7.  COMMISSIONS AND OTHER CHARGES

         Before you begin to trade, you should obtain a clear explanation of all commissions, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8.  TRANSACTIONS IN OTHER JURISDICTIONS

         Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection.

         Before you trade you should enquire about any rule relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9.  CURRENCY RISKS

         The profit or loss in transactions in foreign currency-denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10.  TRADING FACILITIES

         Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order-routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house and/or member firms. Such limits may vary; you should ask the firm with which you deal for details in this respect.

11.  ELECTRONIC TRADING

         Trading on an electronic trading system may differ not only from trading in an open-outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12.  OFF-EXCHANGE TRANSACTIONS

         In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterpart to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a fair price or to assess the exposure to risk. For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

13. THIS STATEMENT IS FURNISHED TO YOU BECAUSE RULE 190.10(c) OF THE COMMODITY FUTURES TRADING COMMISSION REQUIRES IT FOR REASONS OF FAIR NOTICE UNRELATED TO THIS COMPANY'S CURRENT FINANCIAL CONDITION.

1. YOU SHOULD KNOW THAT IN THE UNLIKELY EVENT OF THIS COMPANY'S BANKRUPTCY, PROPERTY, INCLUDING PROPERTY SPECIFICALLY TRACEABLE TO YOU, WILL BE RETURNED, TRANSFERRED OR DISTRIBUTED TO YOU, OR ON YOUR BEHALF, ONLY TO THE EXTENT OF YOUR PRO RATA SHARE OF ALL PROPERTY AVAILABLE FOR DISTRIBUTION TO CUSTOMERS.

2. NOTICE CONCERNING THE TERMS FOR THE RETURN OF SPECIFICALLY IDENTIFIABLE PROPERTY WILL BE BY PUBLICATION IN A NEWSPAPER OF GENERAL CIRCULATION.

3. THE COMMISSION'S REGULATIONS CONCERNING BANKRUPTCIES OF COMMODITY BROKERS CAN BE FOUND AT 17 CODE OF FEDERAL REGULATIONS PART 190.

         In consideration of PaineWebber opening and maintaining one or more accounts (whether designated by name, number or otherwise) and acting as broker, principal and futures commission merchant for the undersigned customer for the purchase, acquisition, sale (including short sales), exchange, pledge of, or to otherwise possess, transfer, dispose of, realize upon and generally deal or invest, individual or in Contracts (as herein defined) and related securities transactions, the undersigned agrees as follows:

1.  DEFINITIONS

         In this Agreement, "Customer" means the individual or the entity whose representative(s) sign below, and that entity's successors, subsidiaries, correspondents, affiliates and assigns. "PaineWebber" means PaineWebber Incorporated, its successor firms, subsidiaries, correspondents, affiliates and assigns. "Account" includes any and all accounts opened and maintained by PaineWebber on Customer's behalf. "Contracts" include physical commodities (whether or not traded on a terminal market) and options thereon, commodity futures and options thereon, forward and leverage contracts, and foreign exchange contracts and options and futures thereon, whether traded on U.S. contract markets elsewhere. "Property" means all Contracts and securities, including but not limited to cash, monies, stocks, options, bonds, notes, certificates of deposit and other obligations.

2.  APPLICABLE RULES

         All transactions for the Account of Customer shall be subject to all applicable foreign, federal and state laws, and accepted international conventions, the regulations of all applicable foreign, federal, state and self-regulatory agencies, as well as the constitution, by-laws, rules regulations, customs and usages of the commodity exchange or market, and its clearing house, if any, where the transactions are executed.

3.  CREDIT INQUIRY

         Customer understands that inquiries may be made from time to time pertaining to Customer's credit-standing and hereby authorizes such inquiries. If such inquiries are made, Customer has the right to make a written request for a complete disclosure of their nature and scope. Customer agrees to notify PaineWebber in writing in the event of any material change in circumstances pertaining to the matters represented herein or in Customer's financial statement.

4.  TRADING SESSION

         Customer understands and acknowledges that PaineWebber may provide brokerage services for the trading of Contracts on various exchanges and at various times in accordance with PaineWebber policy. Customer further acknowledges that this Agreement does not entitle Customer to participate in any particular trading session unless qualified in accordance with PaineWebber policy and in PaineWebber's sole discretion.

5.  TRADING RECOMMENDATIONS

         Customer acknowledges that any trading recommendation or information furnished by PaineWebber is provided without any warranty, representation or guaranty as to accuracy, completeness, profitability or timeliness and Customer shall in no way hold PaineWebber responsible for any loss incurred as a result of PaineWebber's recommendations or suggestions. PaineWebber and its officers, directors, affiliates, stockholders or employees may take or hold positions in, or advise other customers concerning, Contracts which are the subject of recommendations or information provided to Customer, which positions or advice may be inconsistent with recommendations given to, or positions established by, Customer.

6.  POSITION LIMITS

         Customer hereby agrees not to exceed the position limits as established by any foreign or federal agency or exchange, either acting alone or with others, and shall notify PaineWebber promptly of any position for which Customer is required to file reports with the Commodity Futures Trading Commission or any exchange. Customer hereby acknowledges PaineWebber's discretionary right to limit the number and type (long, short and/or spread) of positions in Customer's Account, to decline to accept any order, to require that Customer's positions be transferred to another firm and PaineWebber's right to liquidate such positions if they are not promptly transferred.

7.  MARGIN, COMMISSION AND FEES

         Customer will pay on demand, meet promptly all calls for, and maintain such original and variation margin and/or collateral for the Account as PaineWebber may require in its discretion from time to time. PaineWebber shall have the right to raise or lower such margin requirements for any new or existing position carried or to be carried for Customer. Customer may be required to meet all variation margin calls, and all original margin calls not satisfied by the deposit of U.S. Treasury Bills, by federal funds wire transfer to PaineWebber. Customer agrees to pay PaineWebber's brokerage commissions, exchange fees and all other transaction charges at PaineWebber's rates in effect from time to time. PaineWebber retains as its own any interest or increment, direct or indirect, resulting from or relating to the investment of funds deposited in Customer's Account.

8.  SECURITY INTEREST

         All Property which PaineWebber may at any time be carrying, holding or controlling for Customer (whether held as margin, or for safekeeping or otherwise) has been pledged and shall be subject to a security interest and general lien for the discharge of all obligations to PaineWebber, irrespective of whether PaineWebber has made advances in connection with such Property, and may be applied and/or transferred between any and all of Customer's accounts held at PaineWebber. Customer shall take such actions to perfect this lien and security interest as PaineWebber reasonably requires.

9.  DELIVERY OF EXERCISE

         In the event Customer undertakes to exercise an option or to accept an option assignment, or PaineWebber undertakes to sell or deliver, or buy or take delivery of any Property on behalf of Customer. Customer shall supply PaineWebber with the documents, instructions and/or Property at the time, in the manner and under the terms and conditions reasonably established by PaineWebber as necessary for PaineWebber to effect such exercise or delivery. If such documents, instructions and/or Property are not received by the time specified, PaineWebber may, without notice to Customer and upon such terms and by such methods as PaineWebber may determine in its discretion, (i) exercise or liquidate the positions of Customer; (ii) purchase or borrow for the account of Customer any Property necessary to make or receive delivery; (iii) make or receive delivery of the positions of Customer; (iv) make or receive delivery on behalf of Customer; or (v) allow Contracts to expire, all for the account and risk of Customer. Customer agrees to pay storage and delivery charges and service fees incurred in connection with such exercise or delivery, as well as all premiums, losses or fines incurred as a result of Customer's failure to deliver documents instructions and/or Property or as a result of PaineWebber's inability to purchase or borrow Property necessary to meet the delivery obligation attendant to Property sold by Customer.

10.  CURRENCY EXCHANGE RATES

         In the event Customer engages in any transaction effected in a foreign currency, Customer acknowledges and agrees that any profit or loss incurred from the fluctuation in the exchange rate of such currency shall be for the Account and risk of Customer. Margin deposits shall be made in U.S. currency, unless otherwise required by the exchange and/or PaineWebber, and debits or credits which may arise upon liquidation of any position will be credited to Customer's Account in U.S. currency at the rate of exchange determined in good faith by PaineWebber, unless Customer requests that the debit or credit be made in that foreign currency. Certain transactions in foreign currencies shall also be subject to the Subordination Agreement attached hereto.

11.  LIQUIDATION

         It is agreed that (i) should Customer default in any payment; (ii) should Customer fail to comply fully and timely with any obligation under this Agreement; (iii) in the event that an attachment is levied against any Account, a petition in bankruptcy, or for the appointment of a receiver, is filed by or against Customer, or any similar event occurs; (iv) in the event of Customer's death, incompetency, disability, merger, consolidation, dissolution or any similar event; or (v) should PaineWebber for any reason reasonably deem it necessary for its protection, PaineWebber is authorized in its sole discretion to:

         A. sell, exercise, offset, deliver or otherwise liquidate any or all Property long;

         B. buy in, offset, take delivery of or otherwise liquidate any or all Property short;

         C. buy or sell Property, or enter into and/or liquidate straddle or spread positions, in order to liquidate or reduce the risk associated with carrying any Property long or short; and/or

         D. cancel any outstanding order, close out any or all outstanding Contracts, close the Account, sell, set off against or otherwise dispose of any Property (whether held as margin or otherwise) and satisfy any obligation Customer may have to PaineWebber out of such Property or the proceeds from its sale or other disposition.

         Such sale, purchase or other action may be taken according to PaineWebber's judgement and at PaineWebber's discretion, on the exchange or other market where such business is then usually transacted, or at a public auction or private sale, without advertising same and without prior tender, demand, call or notice to Customer and PaineWebber may purchase the whole or any part thereof free from any right of redemption, and Customer shall remain liable for any deficiency and all costs and fees incurred in collecting such deficiency; it being understood that a prior tender, demand, call or other notice of any kind by PaineWebber shall not be considered a waiver of PaineWebber's rights as provided herein or other rights and remedies to which PaineWebber may be entitled.

12.  DEBIT BALANCES

         Customer shall at all times be liable for the payment upon demand of any debit balance owing and any deficiency remaining in the Account in the event of the liquidation thereof in whole or in part by PaineWebber or by Customer. Debit balances in the Account shall be charged with interest, in accordance with PaineWebber's usual custom; any increase in rates caused by money market conditions; such other costs, fees or charges incurred with respect to PaineWebber's facilities and extra services; as well as any cost of collection, including reasonable attorneys' fees.

13.  FINES, PENALTIES

         Customer agrees to indemnify PaineWebber and its shareholders, directors, officers, employees and agents against any liability, cost or expense, including without limitation, legal fees and expenses, and any fine or penalty imposed by any governmental agency, contract market, exchange, clearing organization or self-regulatory body, which PaineWebber may incur or be subject to with respect to Customer's Account or any transaction or position therein.

14.  REPORTS CONCLUSIVE

         Confirmations of orders and monthly account statements shall be conclusive and binding on Customer ten calendar days after dispatch if Customer does not object in writing by notifying PaineWebber Commodity Operations at 100 Harbor Boulevard, Weehawken, New Jersey 07087. Communications mailed to Customer at the address specified hereon or such other address as Customer shall indicate to PaineWebber in writing shall be deemed to have been personally delivered to Customer.

15.  COMMUNICATIONS

         PaineWebber will not be liable for delays or errors in the transmission or execution of orders or for any loss incurred due to the breakdown or failure of transmission or communication facilities; government, market, exchange or clearing house restrictions; suspension of trading; wars, strikes or natural disasters; or any other cause beyond PaineWebber's control.

16.  FOREIGN CUSTOMERS

         Customer, if not a U.S. citizen or a domestic entity, hereby acknowledges being informed by PaineWebber that the following regulations have been promulgated by the Commodity Futures Trading Commission: (i) regulation 15.05, which designates a futures commission merchant as the agent of foreign brokers, customers of foreign brokers and foreign traders for certain purposes; and (ii)regulation 21.03, which authorizes the CFTC to request when unusual market circumstances exist, certain account information from domestic futures commission merchants, as well as foreign brokers and traders.

17.  SEVERABILITY, WAIVER

         The invalidity of any provision of this Agreement shall not invalidate or otherwise affect any other provision of this Agreement, provided the basic intent and purposes of this Agreement, viewed in its entirety, are not subverted thereby. No waiver or amendment of this Agreement may be implied from any course of dealing between PaineWebber and Customer or from any failure or delay by PaineWebber to exercise or assert its rights under this Agreement.

18.  REVOCATION, MODIFICATION

         This Agreement shall continue until notice of revocation is received by or from PaineWebber. Customer agrees that PaineWebber may change the terms of this agreement at anytime upon prior written notice to Customer. By continuing to accept the services offered by PaineWebber, Customer indicates to PaineWebber Customer's acceptance of these changes. If Customer does not accept the changes, Customer must notify PaineWebber in writing of Customer's refusal and Customer's Account will be closed. However, Customer will remain liable for any outstanding obligations and/or charges in the Account. Any modification to this Agreement made by Customer must be in writing and accepted by PaineWebber in writing and no employee of PaineWebber is authorized to make any representation contrary to the terms of this Agreement.

19.  CONTROLLING LAW

         THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. Its provisions shall be continuous, and shall cover individually and collectively each Account which Customer may open or reopen with PaineWebber, and

PaineWebber may transfer such Account to its successors or assigns without Customer's prior approval.

20.  CUSTOMER REPRESENTATIONS

         Customer represents and warrants, if applicable, that (i) it is authorized to enter into transactions in Contracts and to execute this Agreement and perform its obligations, and has taken all action necessary to authorize such execution and performance; (ii) it shall enter into such transactions as principal; (iii) each person signing this Agreement is duly authorized to do so on Customer's behalf and to bind Customer to the obligations, representations and warranties under this Agreement; (iv) Customer has obtained all authorizations of any governmental body required in connection with this Agreement including but not limited to registrations with CFTC, and such authorizations are in full force and effect; and (v) the execution, delivery and performance of this Agreement and any transaction in Contracts entered into by Customer will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

21.  DISCLOSURE ACKNOWLEDGMENT

         Customer hereby acknowledges that it has received and understands the Risk Disclosure Statement for Futures and Options (CFTC Rule 1.55c).

         Customer agrees to the terms and conditions of the Commodity Futures Client Agreement and authorizes PaineWebber to open an Account in the name of the customer.

                                        IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
 ----------------------       ------------    --------------------------------
    SIGNATURE                                PRINT NAME AND TITLE OF SIGNATORY

AUTHORIZATION TO TRANSFER FUNDS

         Without limiting or modifying the foregoing agreement, PaineWebber is hereby authorized, at any time and from time to time without prior notice to Customer, to transfer to or from the Customer's commodity futures account(s) to or from any other account Customer maintains with PaineWebber such amount of excess funds which in PaineWebber's judgment may reasonably be required to avoid margin calls or to reduce a debit balance in such accounts. This can and may include the PaineWebber Cash Fund or Resource Management Account. PaineWebber agrees to inform Customer in writing of any and all transfers of funds made pursuant hereto within a reasonable time after making such transfer.

                                          IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
  ---------------------      --------------   --------------------------------
    SIGNATURE                                PRINT NAME AND TITLE OF SIGNATORY

CONSENT TO CROSS TRANSACTIONS

         Without prior notice, Customer authorizes PaineWebber, its directors, officers, employees or agents and any floor broker acting on Customer's behalf in any transaction for the Account to take the other side of Customer's transactions through an account of such person, subject to any condition imposed by applicable exchange or CFTC regulations.


                                          IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
  ----------------------     ---------------  ---------------------------------
    SIGNATURE                                PRINT NAME AND TITLE OF SIGNATORY

         Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if Customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

         By signing the accompanying acknowledgment, Customer authorizes the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts off-shore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

         In order to avoid the possible dilution of other customer funds, a customer who has funds held outside the United States must further agree that Customer's claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) Customer's futures commission merchant is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which Customer has a claim to satisfy all claims against those funds.

         By signing the accompanying acknowledgment, Customer agrees that if both of the conditions listed above occur, Customer's claim against the futures commission merchant's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that, in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency and non-segregated assets of the futures commission merchant.

         Customer hereby acknowledges receipt of and agrees to the terms of the foregoing Subordination Agreement.

                                          IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
  ---------------------      --------------- ---------------------------------
    SIGNATURE                                PRINT NAME AND TITLE OF SIGNATORY

         It is agreed that any controversy between us arising out of Customer's Account, transactions with PaineWebber and/or its officers, directors, employees and/or agents, or this Agreement shall be submitted to arbitration conducted by the contract market upon which the transaction giving rise to the dispute was executed, the National Futures Association or the New York Stock Exchange, as Customer may elect. Within ten (10) days of receipt of Customer's notice of its intention to arbitrate, PaineWebber will provide Customer with a list of two or more of the organizations listed above. If PaineWebber notifies Customer of its intention to arbitrate, PaineWebber shall simultaneously provide Customer with a list of two or more of the above organizations and a copy of their rules. Customer will then have 45 days after receipt of the list to choose a forum. If Customer fails to make such an election, PaineWebber will have the right to select the arbitration forum. Any incremental fees which may be assessed for provision of a mixed panel will be paid by PaineWebber, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceeding.

         THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION (CFTC) AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

    THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS, THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

         BY SIGNING THIS AGREEMENT, CUSTOMER (1) MAY BE WAIVING ITS RIGHT TO SUE IN A COURT OF LAW, AND (2) IS AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH CUSTOMER OR PAINEWEBBER MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. CUSTOMER IS NOT, HOWEVER, WAIVING ITS RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, CUSTOMER WILL BE NOTIFIED IF PAINEWEBBER INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF CUSTOMER BELIEVES A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED, AND IF CUSTOMER PREFERS TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, CUSTOMER WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

         CUSTOMER NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH PAINEWEBBER (SEE 17 CFR 180.1-180.5).


                                          IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
  ---------------------      -------------   ---------------------------------
    SIGNATURE                                PRINT NAME AND TITLE OF SIGNATORY

   / / General   / / Limited (please check one)


To whom it may concern:

         In consideration of Paine Webber carrying a partnership account in the name of _______________ a duly organized partnership of which each of the undersigned is a general partner, the undersigned jointly and severally agree that each of the following persons, to wit:

----------------------------------
----------------------------------
----------------------------------

shall have authority on behalf of the partnership Account to buy, sell and otherwise deal in, through PaineWebber as broker, principal and/or futures commission merchant, Contracts (as defined in the Commodity Futures Client Agreement) and other securities and commodities, on margin (including short sales); to receive on behalf of the partnership Account demands, notices, confirmations, reports, statements of account, and communications of every kind; to receive on behalf of the partnership Account money, securities and Property of every kind, and to dispose of same; to make on behalf of the partnership Account agreements relating to any of the foregoing matters and to terminate or modify same or waive any of the provisions thereof; and generally to deal with PaineWebber on behalf of the partnership Account as fully and completely as if he alone were interested in said Account. The authority hereby conferred shall remain in force until a written notice of its revocation addressed to PaineWebber is received at its office at PaineWebber Incorporated, 1000 Harbor Boulevard, Weehawken, NJ 07087.

         The undersigned hereby certify that the general and limited partners of said partnership are as follows: (List the name, address, occupation or business connection of all of the general partners and all of the limited partners. If additional space is required, attach a separate sheet. Specify whether the person listed is a general or limited partner.

    Names                              Addresses

-----------------------------------    ------------------------------
-----------------------------------    ------------------------------
-----------------------------------    ------------------------------
-----------------------------------    ------------------------------

(cont.)

    Names                              Addresses

-----------------------------------    ------------------------------
-----------------------------------    ------------------------------


(Must supply a copy of current Limited Partnership Agreement)



                                          IF A CORPORATE CLIENT OR OTHER ENTITY:

X                       Date:
  ---------------------       -------------   --------------------------------
    SIGNATURE                                 PRINT NAME AND TITLE OF SIGNATORY